EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, Keli Davis, Chief Financial Officer of The Orlando Predators Entertainment, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2003


                         /s/ Keli Davis
                         ----------------------
                         Keli Davis
                         Chief Financial Officer